Exhibit 10.2

EXECUTION COPY

LOAN AND SECURITY AGREEMENT

This Loan and Security Agreement (hereinafter called "Agreement") is between CELSIUS HOLDINGS, INC., a Nevada Corporation, authorized to do business in Florida as  CELSIUS PRODUCTS HOLDINGS, INC. (“Borrower”), CELSIUS, INC., a Nevada corporation, authorized to do business in Florida as CELSIUS PRODUCTS, INC., (“Celsius Products”) whose address is 140 N.E. 4th Avenue, Suite C, Delray Beach, Florida 33483 (hereinafter Borrower and Celsius Products are hereinafter individually and collectively called "Grantor”) and CDS VENTURES OF SOUTH FLORIDA, LLC, a Florida limited liability company (hereinafter called "Lender").

1.       Line Of Credit. Lender hereby establishes for a period extending to September 8, 2012 (the "Maturity Date ") a non-revolving line of credit (the "Credit Facility ") for Borrower in the principal amount of SIX MILLION FIVE HUNDRED THOUSAND AND NO/100THS DOLLARS ($6,500,000.00) (the "Credit Limit"). In connection herewith, Borrower shall execute and deliver to Lender a promissory note in the original principal sum of SIX MILLION FIVE HUNDRED THOUSAND AND NO/100THS DOLLARS ($6,500,000.00) in the form attached as Exhibit A hereto (the “Note”). All sums advanced on the Credit Line or pursuant to the terms of this Agreement (each an "Advance") shall become part of the principal of said Note.

2.           Grant of Security Interest.  Subject to the terms and conditions of the Note and this Agreement, Grantor, for consideration as defined herein, and to secure the full and prompt payment, observance and performance when due of all present and future obligations and indebtedness of Borrower to Lender, whether at the stated time, by acceleration or otherwise, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, whether or not of the same or similar class or of like kind to any indebtedness incurred contemporaneously with the execution of this Agreement, and whether now or hereafter existing, or due or to become due, and whether such indebtedness from time to time is reduced and thereafter increased, or entirely extinguished and thereafter reincurred, including without limitation, the following:

      (a)           Any and all amounts owed by Borrower, under, in connection with, and/or pursuant to the indebtedness evidenced by the Note, including the outstanding principal balance with interest thereon according to the provisions thereof, and all obligations thereunder, in connection therewith and/or pursuant to any and all agreements and other documents in connection therewith; and

      (b)           All sums advanced or expenses or costs paid or incurred (including without limitation reasonable attorneys' fees and other legal expenses) by Lender pursuant to or in connection with the Note or any other agreements and documents in connection therewith plus applicable interest on such sums, expenses or costs; and

      (c)           Any extensions, modifications, changes, substitutions, restatements, renewals or increases or decreases of any or all of the indebtedness referenced above; and

hereby grants to Lender a security interest in the collateral described in Schedule 1, including all of Borrower’s right, title and interest in and to the stock of Celsius Products, same being attached to this Agreement and made a part hereof (hereinafter collectively called the "Collateral"). Celsius Products is a wholly owned subsidiary of the Borrower and the consideration for such granting to the Lender of the security interest described herein is the direct benefit which will be extended to Celsius Products by the Borrower.

       3.           Definitions. The following terms shall have the following meanings
“Accounts” means all Accounts as that term is defined in Article 9 of the UCC;

“Chattel Paper” means all Chattel Paper as that term is defined in Article 9 of the UCC;

“Commercial Tort Claims” means all Commercial Tort Claims as that term is defined in Article 9 of the UCC;

“Common Stock” means the Borrower’s common stock, par value $0.001 per share;

“Consignments” means all Consignments as that term is define in Article 9 of the UCC;

“Contracts” means all contracts, undertakings, franchise agreements or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments, as those terms are defined above and below) in or under which the Borrower may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, and any agreement relating to the terms of payment or the terms of performance thereof;

“Copyrights” means (a) all copyrights of the United States or any other country; (b) all copyright registrations filed in the United States or in any other country; and (c) all proceeds thereof;

“Copyright License” means all agreements, whether written or oral, providing for the grant by the Borrower of any right to use any Copyright;

“Deposit Accounts” means all Deposit Accounts at that term is defined in Article 9 of the UCC  ;

“Documents” means all Documents as that term is defined in Article 9 of the UCC;

“Encumbrance(s)” means all Encumbrance(s) as that term is defined in Article 9 of the UCC;

“Equipment” means all Equipment as that term is defined in Article 9 of the UCC;

 “Fixtures” means all Fixtures as that term is defined in Article 9 of the UCC;

“General Intangibles” means all General Intangibles as that term is defined in Article 9 of the UCC;

“Goods” means all Goods as that term is defined in Article 9 of the UCC;

“Grantor” means collectively, CELSIUS, INC., a Nevada corporation, authorized to do business in Florida, as CELSIUS PRODUCTS, INC. and  CELSIUS HOLDINGS, INC., a Nevada corporation.

“Health-Care-Insurance Receivables” means all Health-Care-Insurance Receivables as that term is defined in Article 9 of the UCC;

“Instruments” means all Instruments as that term is defined in Article 9 of the UCC;

“Inventory” means all Inventory as that term is defined in Article 9 of the UCC;

“Investment Property” means all Investment Property as that term is defined in Article 9 of the UCC;

“Letters of Credit” means all Letters of Credit as that term is defined in the Article 5 of the UCC;

“Letter-of-Credit Rights” means all Letter-of-Credit Rights as that term is defined in Article 9 of the UCC;

“Patents” means (a) all letters patent of the United States and all reissues and extensions thereof, (b) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof or any other country, including, without limitation, any thereof referred to in any schedule attached hereto and (c) all proceeds thereof, including the goodwill of the business connected with the use of and symbolized by the Patents;

“Patent License” means all agreements, whether written or oral, providing for the grant by the Borrower of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in any schedule attached hereto;

“Payment Intangibles” means all Payment Intangibles as that term is defined in Article 9 of the UCC;

“Proceeds” means all Proceeds as that term is defined in Article 9 of the UCC;

“Promissory Note(s)” means as that term is defined in Article 9 of the UCC;

 “Software” means all Software as that term is defined in Article 9 of the UCC ;

“Stock” means all of the common stock of Celsius Products;

“Supporting Obligations” means all Supporting Obligations as that term is defined in Article 9 of the UCC;

“Tangible Chattel Paper” means all Tangible Chattel Paper as that term is defined in Article 9 of the UCC;

“Trademarks” means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether registered in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof or otherwise, including, without limitation, any thereof referred to in any schedule attached hereto; (b) all renewals thereof; and (c) all proceeds thereof, including the goodwill of the business connected with the use of and symbolized by the Trademarks;

“Trademark License” means any agreement, written or oral, providing for the grant of any right to use any Trademark.

“UCC” means the Uniform Commercial Code as in effect from time-to-time in the State of Florida and State of Nevada.

4.           Representations, Warranties and Covenants of Grantor.  Grantor expressly represents, warrants and covenants to Lender as follows:

      (a)           The address appearing with Grantor's signature below is the address of Grantor's principal office.  If any part of the Collateral is not located at Grantor's principal office, it will be located at such other locations as Grantor, or any other entity affiliated with Grantor, may utilize in its business from time to time, and Grantor hereby covenants to notify Lender of any such additional location(s).

      (b)           If Grantor does not keep the records concerning the Collateral and concerning accounts, general intangibles, mobile goods and contract rights at Grantor’s principal office, same will be located at such other locations as Grantor, or any other entity affiliated with Grantor, may utilize in its business from time to time, and Grantor hereby covenants to notify Lender of any such additional location(s).

      (c)           Grantor will give Lender sixty (60) days prior written notice of any change in (i) Grantor's principal office, the location of the Collateral or the location of the records described above, or (ii) the Ownership of Grantor's business, (iii) the principals responsible for the management of Grantor's business, (iv) Grantor's company structure or identity, or (v) Grantor's name or trade name, or prior to commencing to use an assumed name not set forth in this Agreement.

      (d)           If any of the Collateral is to be or has been attached to real estate, the legal description of the real estate is attached to this Agreement as Schedule 2 and made a part hereof.

      (e)           If Grantor does not have a record interest in the real estate described above, the record Owner is indicated on the attached Schedule 2.

      (f)           Without the prior written consent of Lender, Grantor will not move, sell, lease, permit any encumbrance on or otherwise dispose of the Collateral, other than its inventory in the ordinary course of its business.  Grantor represents and warrants that Grantor and/or one or more of the Grantor’s affiliated entities are the owners of the Collateral, free and clear of all liens, charges, interests, and encumbrances, other than in favor of Lender, that no other person or other entity has any interest in the Collateral whatsoever, and that Grantor will defend same against all adverse claims and demands.

      (g)           Grantor will keep the Collateral insured by such companies, in such amounts and against such risks as shall be acceptable to Lender, and the Lender hereby acknowledges that the current levels of insurance maintained by Grantor are acceptable for the first year of the Note, with loss payable and additional insured clauses in favor of Lender as are satisfactory to Lender. Grantor will deposit such insurance policies with Lender. Grantor hereby assigns to Lender and grants to Lender a security interest in any return of unearned premium due upon cancellation of any such insurance and directs the insurer thereunder to pay to Lender all amounts so due. All amounts received by Lender in payment of insurance losses or return of unearned premium may, at Lender's option, be applied to the indebtedness by Lender, or all or any part thereof may be used for the purpose of repairing, replacing or restoring the Collateral.  Notwithstanding the foregoing, if there is no default under the Note, at the request of the Grantor, and upon the approval of Lender in its sole discretion, amounts received by Lender in payment of insurance losses or return of unearned premium shall be used for the purpose of repairing, replacing or restoring the Collateral.   If Grantor fails to maintain satisfactory insurance, Lender shall have the option, but not the obligation, to obtain such insurance in such amounts as Lender deems necessary, and Grantor agrees to repay, with interest at the highest rate applicable to any indebtedness which this Agreement secures, all amounts so expended by Lender.

      (h)            Borrower represents and warrants to Lender that all financial statements, income tax returns and credit information delivered by Borrower to Lender accurately reflect the financial condition and operations of Borrower at the times and for the periods therein stated.  So long as this Agreement is in force and effect, Borrower agrees to deliver to Lender within one hundred twenty (120) calendar days after the end of each of Borrower’s fiscal years, a complete and accurate copy of Borrower’s consolidated audited financial statements (with notes), prepared by an independent certified public accountant acceptable to Secured party (“CPA”), including statements of cash flow, and a  balance sheet and statement of income, together with all schedules, all prepared in accordance with generally accepted accounting principles (“GAAP”). Borrower shall provide Lender with a copy of its consolidated federal income tax return within fifteen (15) days of filing (including all schedules and extensions). Borrower shall also provide internally prepared condensed unaudited monthly statements without notes but otherwise meeting all the requirements of the annual statements no later than thirty (30) days after each month end and internally prepared condensed quarterly financial statements with partial notes (which are included in the Form 10-Q) but otherwise meeting all the requirements of the annual statements no later than forty five (45) days after the end of each fiscal quarter end or such other date as requested by Lender for statements other than the quarterly statements, acceptable to Security Party and its accountants as well as financial statements at such other times as requested by Security Party.

      (i)    Lender shall not be deemed to have waived any of its rights in any Collateral unless such waiver is in writing and signed by an authorized representative of Lender.  No delay or omission by Lender in exercising any of Lender's rights shall operate as a waiver thereof or of any other rights.  Lender shall have, in addition to all other rights and remedies provided by this Agreement or applicable law, the rights and remedies of a secured party under the Uniform Commercial Code.

      (j)           Grantor will maintain the Collateral in good condition and repair, reasonable wear and tear excepted, and will pay promptly all taxes, levies, and encumbrances and all repair, maintenance and preservation costs pertaining to the Collateral.  If Grantor fails to make such payments, Lender shall have the option, but not the obligation, to pay the same and Borrower agrees to repay, with interest at the highest rate applicable to any indebtedness which this Agreement secures, all amounts so expended by Lender.  Grantor will at any time and from time to time, upon request of Lender, give any representative of Lender access during normal business hours to inspect the Collateral or the books and records thereof.

      (k)           Borrower agrees to pay to Lender on demand all expenses, including reasonable attorney fees and expenses, incurred by Lender in protecting or enforcing its rights in the Collateral or otherwise under this Agreement.  After deducting all said expenses, the remainder of any proceeds of sale or other disposition of the Collateral shall be applied to the indebtedness due Lender in such order of preference as Lender shall determine.

      (l)           Grantor hereby agrees to faithfully preserve and protect Lender's security interest in the Collateral at all times, and further agrees to execute and deliver, from time to time, any and all further, or other, documents, instruments, continuation statements and perform or refrain from performing such acts, as Lender may reasonably request to effect the purposes of this Agreement and to secure to Lender the benefits of all the rights, authorities and remedies conferred upon Lender by the terms of this Agreement.  Grantor shall permit, or cause to be permitted, at Grantor's expense, representatives of Lender to inspect and make copies of the books and records of Grantor relating to the Collateral at any reasonable time or times upon prior notice.

      (m)            Jan Norelid (“Norelid”) and Stephen Haley (“Haley”), each a director and shareholder of the Borrower, each agrees to propose and vote for the expansion of the board of directors from five (5) to seven (7) individuals.  Lender may nominate two (2) individuals to fill the additional two (2) board seats created by the aforementioned expansion.  Norelid and Haley agree that they shall not unreasonably withhold their affirmative vote to appoint Lender’s nominees as members of the board of directors.

      (n)           Pursuant to its terms, the outstanding balance of the Note is immediately convertible into shares of the Borrower’s Common Stock at the request of the Lender.

      (o)           The Borrower has agreed to effect the registration of the shares of Common Stock issuable upon the conversion of the Note for resale by the holders thereof under the Securities Act of 1933 (as amended, and the rules and regulations promulgated thereunder, the “Securities Act”), pursuant to a Registration Rights Agreement in the form attached hereto as Exhibit B (the “Registration Rights Agreement”).

      (p)           Each Grantor has the requisite corporate power and authority to enter into and perform its obligations under the Note and loan documents, including, without limitation, this Agreement and the Registration Rights Agreement, and delivery of the Common Stock Issued at Conversion (as such term is defined in the Note) to the Lender in accordance with the terms hereof and thereof.  All corporate action on the part of each Grantor necessary for the authorization, execution and delivery of, and the performance by such Grantor of its obligations under the Note and such loan documents to which such Grantor is a party has been taken, and no further consent or authorization of any Person [including, without limitation, any of the Grantors' respective directors or shareholders or any governmental authority (other than such approval as may be required under the Securities Act and applicable state laws in respect of the Registration Rights Agreement)] is required under any organizational document, contract to which a Grantor is a party, any governmental requirement or otherwise.  Each board of directors of the Grantor has determined that the sale and issuance of the Common Stock Issued at Conversion and the consummation of the transaction contemplated hereby and by the Note and other loan documents, are in the best interests of the Grantor.

      (q)           The Debtor has delivered to Lender a legal opinion of its outside counsel covering such issues with respect to this transaction and the Common Stock issuable upon  conversion of such Note as such counsel has previously addressed in prior legal  opinions to the lender (as an investor) and in such form an substance as is reasonably satisfactory to lender.

5.           Loan Disbursements. Disbursements under the Note shall be made directly by the Lender to Borrower pursuant to the written request of the Borrower together with such documentation as may be reasonably required by Lender to document the use of each such disbursement from the Note. Disbursements are limited as follows: (i) Two Million Dollars ($2,000,000) during the month of September 2009; (ii) Two Million Dollars ($2,000,000) during October 2009; Two Million Dollars ($2,000,000) during November 2009; and (iii) Five Hundred Thousand ($500,000) in December 2009. Provided, however, that no disbursement shall be made in an amount less than Five Hundred Thousand Dollars ($500,000). Any amounts not requested for disbursement in one calendar month can be carried over to a subsequent month and disbursed in addition to the maximum of such subsequent month.  Borrower shall provide no less than two (2) Business Days written notice to the Lender for each disbursement requested.

6.           Repayment; Conversion of Note.

(a)           This loan facility is a non-revolving line of credit. Prior to September 1, 2011, Borrower may not repay in cash any principal amount due under the Note. Thereafter, Borrower is permitted to repay in cash any principal amount due with a 10 days prior notice.

(b)           Lender has the right to at any time convert any part of or the entire outstanding principal amount of the Note into Borrower’s Common Stock pursuant to the terms of the Note; provided that, Lender or its affiliates shall not engage in any transaction selling Common Stock or other derivatives of the Common Stock within 90 days of Lender executing a conversion of any outstanding principal amount of the Note to Common Stock.

7.           Defaults.  The occurrence of any of the following events shall constitute a default hereunder:

      (a)           the Borrower shall default in the payment of principal of or interest on the Note or any other obligation to Lender as and when the same shall be due and payable and, in the case of an interest payment default, such default shall continue for five (5) Business Days after the date such interest payment was due, or the Borrower shall fail to perform or observe any other covenant, agreement, term, provision, undertaking or commitment under the Note, this Loan Agreement or any other agreement or document secured hereby or any other encumbrance or agreement securing the Note which remains uncured for ten (10) Business Days after the delivery to the Borrower of written notice that the Borrower is in default hereunder or thereunder;

      (b)           The breach of or failure to perform promptly any obligation or covenant set forth in this Agreement, the Note or any other agreement secured hereby or securing the Note unless otherwise approved in advance by Lender.

      (c)           The suspension of business, insolvency, failure generally to pay debts as they became due, or the commission of any act constituting or resulting in a business failure, in each case on the part of the business of Grantor; the concealment or removal of any substantial portion of Grantor’s property with the intent to hinder, delay or defraud any one or more creditors, or the making of any other transfer which is fraudulent or otherwise voidable under the Bankruptcy Code or other applicable federal or state law; the existence or creation of any lien, including without limitation any tax or judgment lien, upon the Collateral or any substantial part of Grantor’s property; an assignment for the benefit of creditors; the commencement of any proceedings by or against Grantor (under the Bankruptcy Code or otherwise) seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or seeking the appointment of a receiver, trustee or custodian for Grantor or for the Collateral or a substantial part of the property of  Grantor; or the institution by Grantor or any other person or entity of any liquidation, dissolution or reorganization proceedings with respect to Grantor;

      (d)           The failure to effectively and promptly discharge, stay or indemnify against, to Lender's satisfaction, any lien or attachment against any of Grantor's property or the Collateral;

      (e)           Any representation or warranty contained herein or in any other document delivered by or on behalf of Grantor to Lender shall be false or misleading when made;

      (f)           If Lender, in good faith, believes the prospect of payment secured by this Agreement is impaired, or believes that any of the Collateral is in danger of loss, misuse, seizure or confiscation;

      (g)           The occurrence of any of the following without the Lender's written consent, which consent shall be in Lender’s sole discretion: the transfer of any of the Grantor’s assets not in the ordinary course of business; the merger or consolidation of Grantor with another company or entity; the change of the Grantor's name; the liquidation of Grantor.

               8.           Remedies.

      (a)           Upon the occurrence of any default under this Agreement, Lender is authorized in its discretion to declare any or all of the indebtedness to be immediately due and payable without demand or notice to Grantor, and may exercise any one or more of the rights and remedies granted pursuant to this Agreement or given to a secured party under applicable law, including without limitation the Uniform Commercial Code, such rights and remedies to include without limitation the right to take possession and sell, lease or otherwise dispose of the Collateral.  If reasonable notice of any disposition of Collateral or other enforcement is required, such requirement will be met if such notice is mailed, postage pre-paid, to the address of Grantor shown below Grantor's signature on this Agreement at least fifteen (15) days prior to the time of disposition or other enforcement.  Grantor agrees that upon demand by Lender after default, Grantor will promptly assemble the Collateral and make the Collateral available to Lender at a place convenient to Lender.

      (b)           Grantor agrees that all of the Collateral and all of the other security which may be granted to Lender in connection with the obligations secured hereby constitute equal security for all of the obligations secured hereby, and agrees that Lender shall be entitled to sell, retain or otherwise deal with any or all of the Collateral, in any order or simultaneously as Lender shall determine in its sole and absolute discretion, free of any requirement for the marshaling of assets or other restriction upon Lender in dealing with the Collateral or such other security.

      (c)           Upon the occurrence of any default under this Agreement, Grantor hereby irrevocably constitute and appoints Lender (and any employee or agent of Lender) as Grantor's true and lawful attorney-in-fact with full power of substitution, in Lender's name or Grantor's name or otherwise, for Lender's sole use and benefit, at Grantor's cost and expense, to exercise the following powers with respect to the Collateral:

(1)           To demand, sue for collection, receive, and give acquittance for any and all monies due or owing with respect to the Collateral;

(2)           To receive, take, endorse Grantor's name on, assign and deliver any checks, notes, drafts, documents or other instruments taken or received by Lender in connection with the Collateral;

(3)           To settle, compromise, prosecute, or defend any action or proceeding with respect to the Collateral;

(4)           To sell, transfer, assign or otherwise deal in or with the Collateral or the proceeds thereof, as fully as if Lender were the absolute Grantor thereof.

(5)           To sign Grantor's name to and file financing statements or such other documents and instruments as Lender may deem appropriate.

(6)           To take any and all action that Lender deems necessary or proper to preserve its interest in the Collateral, including without limitation, the payment of debts of Grantor that might impair the Collateral or Lender's security interest therein, the purchase of insurance on the Collateral, the repair or safeguard of the Collateral, or the payment of taxes thereon.

(7)           To notify account debtors of Lender's security interest in Grantor's accounts and to instruct them to make payment directly to Lender.

(8)           To assume management (by Lender or by an affiliate of Lender) of the Grantor’s business.

      (d)           Grantor agrees that the powers of attorney granted herein are coupled with an interest and shall be irrevocable until full, final and irrevocable payment and performance of the indebtedness secured hereby; and that neither Lender nor any officer, director, employee or agent of Lender shall be liable for any act or omission, or for any mistake or error of judgment, in connection with any such powers.

      (e)           Notwithstanding the foregoing, Lender shall be under no duty to exercise any such powers, or to collect any amount due on the Collateral, to realize on the Collateral, to keep the Collateral, to make any presentment, demand or notice of protest in connection with the Collateral, or to perform any other act relating to the enforcement, collection or protection of the Collateral.

      (f)           This Agreement shall not prejudice the right of Lender at its option to enforce the collection of any indebtedness secured hereby or any other instrument executed in connection with this transaction, by suit or in any other lawful manner.  No right or remedy is intended to be exclusive of any other right or remedy, but every such right or remedy shall be cumulative to every other right or remedy herein or conferred in any other agreement or document for the benefit of Lender, or now or hereafter existing at law or in equity.

     9.           Miscellaneous.

      (a)           This Agreement and the security interest in the Collateral created hereby shall terminate when the indebtedness has been fully, finally and irrevocably paid and all other obligations of Borrower to Lender have been performed in full.  Prior to such termination, this shall be a continuing agreement.

      (b)           THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, EXCEPT TO THE EXTENT THE LAWS OF ANOTHER JURISDICTION ARE MANDATORILY APPLICABLE.  GRANTOR CONSENTS TO THE NON-EXCLUSIVE PERSONAL JURISDICTION OF THE COURTS OF THE STATE OF FLORIDA AND THE FEDERAL COURTS LOCATED IN PALM BEACH COUNTY, FLORIDA SO THAT LENDER MAY SUE GRANTOR IN PALM BEACH COUNTY FLORIDA TO ENFORCE THIS AGREEMENT.  GRANTOR AGREES NOT TO CLAIM THAT PALM BEACH COUNTY, FLORIDA, IS AN INCONVENIENT PLACE FOR TRIAL.  AT LENDER'S OPTION, THE VENUE (LOCATION) OF ANY SUIT TO ENFORCE THIS AGREEMENT MAY BE IN PALM BEACH COUNTY, FLORIDA.  GRANTOR HEREBY IRREVOCABLY AGREES AND CONSENTS THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO BORROWER AND/OR GRANTOR AT THE ADDRESS PROVIDED FOR NOTICES UNDER THIS AGREEMENT.

      (c)   GRANTOR AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY AND ALL RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION (INCLUDING BUT NOT LIMITED TO) ANY CLAIMS, CROSS-CLAIMS OR THIRD PARTY CLAIMS ARISING OUT OF, UNDER OR IN CONNECTION WITH  THIS  AGREEMENT, THE  OTHER  LOAN  DOCUMENTS  OR  THE TRANSACTIONS CONTEMPLATED HEREIN.  GRANTOR ALSO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, TO THE EXTENT PERMITTED BY LAW, ANY RIGHT THEY MAY HAVE TO ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES.  GRANTOR ACKNOWLEDGES THAT THE LENDER HAS BEEN INDUCED TO ENTER INTO THIS LOAN, INCLUDING THIS AGREEMENT, BY, INTER ALIA, THE PROVISIONS OF THIS PARAGRAPH.

      (d)           This Agreement shall inure to the benefit of Lender, its successors and assigns and to any other holder who derives from Lender title to or an interest in the indebtedness which this Agreement secures, and shall be binding upon Grantor, its successors and assigns.

      (e)           In case any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had not been included.

      (f).           The Grantor agrees to cooperate promptly with the Lender and its agent in the correction or completion of the loan closing documents if deemed necessary or desirable by Lender.  Grantor understands that this may include correction or execution of a new note and security agreement to reflect the agreed terms.

      (f)           Any provision to the contrary notwithstanding contained herein or in the Note or in any other instrument now or hereafter evidencing, securing or otherwise relating to any secured indebtedness, neither Lender nor any other holder of the secured indebtedness shall be entitled to receive or collect, nor shall Borrower be obligated to pay, interest on any of the secured indebtedness in excess of the maximum rate of interest at the particular time in question, if any, which, under applicable law, may be charged to Borrower (herein the "Maximum Rate"), provided that the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to Borrower from time to time as of the effective time of each change in the Maximum Rate, and if any provision herein or in the Note or in such other instrument shall ever be construed or held to permit the collection or to require the payment of any amount of interest in excess of that permitted by applicable law, the provisions of this paragraph shall control and shall override any contrary or inconsistent provision herein or in the Note or in such other instrument.  The intention of the parties being to conform strictly to the usury limitations under applicable law, the Note, this Agreement, and each other instrument now or hereafter evidencing or relating to any secured indebtedness shall be held subject to reduction to the amount allowed under said applicable law as now or hereafter construed by the courts having jurisdiction.

      (g)           All notices pursuant to this Security Agreement shall be in writing and shall be directed to the addresses set forth below or such other address as may be specified in writing, by certified or registered mail, return receipt requested by the party to which or whom notices are to be given.  Notices shall be deemed to be given upon sender’s obtaining a receipt (or refusal of receipt) from the U.S. Postal Service for such certified or registered mail delivery, upon personal delivery to an officer of the Borrower, or the day following prepaid delivery to a recognized overnight commercial carrier.

      (h)           The singular used herein shall include the plural.

      (i)           If more than one party shall execute this Agreement as "Borrower", the term "Borrower" shall mean all such parties executing this Agreement, and all such parties shall be jointly and severally obligated hereunder.

      (j)   A photocopy or other reproduction of this Agreement or of any financing statement is sufficient as a financing statement and may be filed as a financing statement in any government office.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date written below.

Dated:  September 8, 2009.

Signed sealed and delivered
in the presence of:
BORROWER:
/s/ Anthony Rocco	CELSIUS HOLDINGS, INC. a Nevada corporation, authorized to do business in Florida as CELSIUS PRODUCTS HOLDINGS, INC. 140 N.E. 4th Avenue, Suite C Delray Beach, Florida 33483

/s/ Janet Linnell	By:	/s/Jan Norelid
Name: Jan Norelid
As its: Vice President
(Corporate Seal)

Signed sealed and delivered
in the presence of:
GRANTOR:
/s/ Anthony Rocco	CELSIUS HOLDINGS, INC. a Nevada corporation, authorized to do business in Florida as CELSIUS PRODUCTS HOLDINGS, INC. 140 N.E. 4th Avenue, Suite C Delray Beach, Florida 33483

/s/ Janet Linnell	By:	/s/Jan Norelid
Name: Jan Norelid
As its: Vice President
(Corporate Seal)

STATE OF FLORIDA             )
                                                ss:
COUNTY OF PALM BEACH )

The foregoing instrument was acknowledged before me this September 8, 2009, by Jan Norelid as Vice President of CELSIUS, INC., a Nevada corporation, authorized to do business in Florida as CELSIUS PRODUCTS, INC., on behalf of the corporation. He is personally known to me or has produced a driver’s license as identification.

____/s/ Sandy Telsaint________
Notary Public, State of Florida
My Commission Expires: July 27, 2012
{Seal}

LENDER:
CDS VENTURES OF SOUTH FLORIDA, LLC, a Florida limited liability company

By:	/s/William H. Milmoe
William H. Milmoe, Manager

Address: 3299 N.W. 2nd Avenue Boca Raton, FL 33431

STATE OF FLORIDA             )
                                                ss:
COUNTY OF PALM BEACH )

The foregoing instrument was acknowledged before me this September _8_, 2009, by WILLIAM H. MILMOE as Manager of CDS VENTURES OF SOUTH FLORIDA, LLC, a Florida limited liability company, on behalf of the company. He is personally known to me or has produced a Florida driver’s license as identification.

___/s/ Maritza F. Benitez___________
Notary Public, State of Florida
My Commission Expires:   November 2, 2012
{Seal}

ACKNOWLEDGMENT AND CONSENT

The undersigned parties hereby acknowledge and consent to be bound to the terms and provisions of paragraph 4(m) of this Agreement effective the date of this Agreement.

____/s/ Stephen Haley                                                                                              _____/s/ Jan Norelid
Stephen Haley, Director and Shareholder                                                                                     Jan Norelid, Director and Shareholder